Exhibit 6.10

ROYALTY OPTION AGREEMENT

This Royalty Option Agreement (“Agreement”) is entered into as of July 18, 2022, by and between RoyaltyTraders LLC dba SongVest, a Delaware limited liability company (“SongVest”) at 1053 East Whitaker Rd Suite 115, Raleigh, NC 27604, and Marqus Brown of 170 Martis Valley Circle, Sacramento, CA 95835 (“Seller”) and, collectively with SongVest, the “Parties.”

WHEREAS, Seller is granting to SongVest an exclusive option to enter into the Transaction, which option shall be deemed exercised in the event the Option Threshold is satisfied.

WHEREAS, Subject to the satisfaction of the Option Threshold hereunder, Seller will sell to SongVest the right to receive Royalties deriving from the Portfolio during the Royalty Periods (as listed on Schedule A), and SongVest will issue proceed rights units (each a “Unit” and collectively the “Proceed Rights”) to a third party investor (the “Investor”) in and to such Royalties via the SongVest website (the “Site”) as further set forth herein (collectively, the “Transaction”).

WHEREAS, the Parties desire to memorialize their agreement regarding the Royalties to be directed and paid to SongVest in exchange for the payment of the Purchase Price to Seller.

NOW, THEREFORE, the Parties hereby agree as follows:

Certain Defined Terms. For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Assets” means the assets contained in the Portfolio (e.g., Master Recordings, sound recordings) as listed on Schedule A attached hereto and made a part hereof.

“Auction Period” means the dates during which the Test the Waters Auction is held and ending on the last day of the Test the Waters Auction.

“Artist(s)” means those recording artists whose musical performances are embodied in the Assets contained in the Portfolio, if any, and as set forth on Schedule A.

“Compositions” means those musical compositions the titles of which are set forth on Schedule A, if any.

“Distributor(s)” means any third-party distributor, including a record label or online digital distribution company, that sells, markets, and/or distributes master recordings embodying the Assets.

“Fees and Expenses” means the fees and expenses, including Anticipated Fees, incurred by SongVest for its time and effort to place the Proceed Rights into the Offering and market the Units and Proceed Rights to the general public. Fees and Expenses include, without limitation, legal and other regulator costs related to completing the Offering memorandum and closing. Anticipated Fees are outlined in Schedule B, though actual Fees and Expenses may differ.

“Masters” aka “Master Recordings” means those master recordings embodying the performances of Artist(s) and set forth on Schedule A, if any.

“Net Revenue” means the Royalties generated from the Portfolio Assets less any service fee charged by the Distributor (or other third party) and current taxes payable during the current period as withheld by the Distributor (or other third party) for the sole purpose of remittal to an entity with taxing authority in the normal course of business.

“Offering” means the offering held by SongVest via the Site wherein the Investor is issued the Units and Proceed Rights.

“Option Threshold” means an amount equal to the sum of (i) the Purchase Price that has been raised and secured by SongVest through the Offering; and (ii) the amount set forth on Schedule B, if any. For the avoidance of doubt, if SongVest does not secure an amount equal to or in excess of the Option Threshold, through the Offering, the Option Threshold will not be deemed satisfied.

“Percentage Interest” means the percentage of Seller’s revenue that SongVest is entitled to receive from the Seller with respect to the Revenue Sources, whereunder the Agreement the Percentage Interest is sixty percent (60%).

“Portfolio” means the portfolio of Assets as set forth on Schedule A.

“PRO” means Seller’s public performance rights organization, if any.

“Purchase Price” means the final purchase price for the Royalties by SongVest as set forth on Schedule A.

“Record Label’s Share” means the share of revenue earned by the party owning the sound recording copyrights underlying the Masters.

“Revenue Sources” means those sources of revenue earned and received by Seller and from which the Royalties are derived from the Assets, which may include, as set forth herein, streaming of the Master Recordings, record sales, neighboring rights, licensing, digital sales, and public performance of the Compositions. With respect to public performance income, Revenue Sources shall solely include the Writer’s Share and specifically exclude the Publisher’s Share.

“Royalty Period” means, with respect to the Royalties, the period commencing with the initial payment of the Royalties to the Investor and ending on such date as set forth in Schedule A.

“Royalties” means the royalties payable to SongVest in connection with the Portfolio that derive from the Revenue Sources based on the Percentage Interest.

“Royalty Interest” means the percentage of the Royalties that SongVest is entitled to as set forth in Schedule A based on the Percentage Interest.

“Seller Agreements” means those agreements between Seller and third parties, including Artists and/or Distributors, wherein Seller is entitled to receive the Percentage Interest of all Assets.

“Streaming”   means the Net Revenue payable to Seller derived from the Portfolio (including all Assets) from Distributor, Artist, Publisher, and/or PRO, as applicable, from all digital streaming platforms (e.g., Spotify) and reported by any source (digital service providers, SoundExchange, Distributor or other companies collecting streaming income on the Portfolio).

“Term” means the term of this Agreement, which Term shall commence on the date of signature of this Agreement and continue until the earlier of (a) the date that the Option Threshold is deemed to not be satisfied and (b) the date that all Royalties payable during the Royalty Period have been paid to SongVest. For the avoidance of doubt, in the event the Option Threshold has been satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and the Term shall continue through the date that all Royalties payable hereunder have been paid to SongVest.

“Test the Waters Auction” is a means in which SongVest may hold a pre-auction at SongVest.com website, where individuals can bid, through a second-price auction process. SongVest will use this process to gauge interest in the auction to help us finalize the number of shares and price per share of the Units.

“Videos” means those audiovisual recordings of Masters and set forth on Schedule A, if any.

1. Transaction/Offering.

a.	Seller hereby grants to SongVest the exclusive right during the Term to conduct the Offering, and at SongVest’s discretion, a Test The Waters Auction prior thereto via the Site for the Auction Period. Upon the conclusion of the Offering, and solely in the event the Option Threshold is satisfied, SongVest’s option to enter into the Transaction shall be deemed exercised and Seller shall irrevocably assign, grant and convey the rights to the Royalties to SongVest for the entire duration of the Royalty Period.

b.	SongVest shall be solely responsible for the payment of the Proceed Rights to the Investor from the Royalties received from Seller hereunder throughout the Royalty Period. Seller shall execute the irrevocable notice of assignments (the “Direction Letters”) attached hereto as Exhibit “A,” in which Seller will direct Distributors, Publisher and/or the PRO, as applicable, and shall direct any other third party publisher or Revenue Source, to pay directly to SongVest sixty percent (60%) of the Royalties. The Direction Letter shall remain in full effect, is irrevocable, and Seller shall never attempt to modify the terms of the Direction Letter or notify a Distributor, Publisher or PRO (as applicable) that the Royalties should no longer be directed to SongVest. Seller shall also execute any other document as a Distributor, Publisher, PRO (as applicable) or SongVest may require to assure such assignment. Notwithstanding the foregoing, in no event shall Seller be liable for any failure of Distributor, Publisher or PRO (as applicable) to pay pursuant to the Direction Letter, provided however Seller shall use best efforts to enforce all its rights and remedies in connection therewith.

c.	Promptly upon the conclusion of the Offering and receipt of the full Purchase Price therefor, SongVest will pay Seller the full amount of the Purchase Price to Seller.

d.	Notwithstanding the foregoing or anything herein to the contrary, in the event the Option Threshold is not satisfied (i.e., the full Purchase Price is not secured during the Offering), no rights to Royalties or any other revenue or property of Seller shall transfer to SongVest hereunder, SongVest’s option to enter into the Transaction shall be waived, and the Term of this Agreement shall terminate.

2. Royalties. In consideration of the Purchase Price paid to Seller hereunder, during the Royalty Period, Seller hereby agrees to pay (or direct payment) from all applicable third parties, including Distributor and/or Artist) and PRO all Royalties from the following Assets and applicable Revenue Sources, as applicable hereunder and listed in Schedule A, in connection with the Portfolio as follows:

a.	Masters: Revenue earned by Seller in connection with the sale and exploitation of the Masters in the Portfolio, if applicable, will be paid at the Percentage Interest and for the applicable Revenue Sources (e.g., Streaming) as set forth in Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

b.	Compositions: Revenue earned by Seller in connection with the exploitation of the Compositions in the Portfolio will be paid at the Percentage Interest and for the applicable Revenue Sources (e.g., writer’s share of public performances) as set forth in Schedule A. Revenue shall be determined by reference to the royalty statements from the royalties and other income paid to Seller for the applicable month, calendar quarter or bi-yearly, as applicable, which shall be conclusive and binding upon the Parties, absent manifest error.

c.	Videos: Revenue earned by Seller in connection with the sale, distribution and exploitation of Videos in the Portfolio via the Revenue Sources, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest for the applicable Revenue Sources as set forth on Schedule A. Sales shall be determined by reference to the royalty statements from the royalties credited to Seller by Distributor, Artist or other third party for the applicable calendar quarter or bi-yearly, which shall be conclusive and binding upon the Parties, absent manifest error.

c.	Neighboring Rights: Revenue earned by Seller in connection with all neighboring rights (including SoundExchange) from the Masters in the Portfolio, if applicable, will be paid to SongVest and will be calculated on the Percentage Interest as set forth on Schedule A.

d.	Additional Assets: Revenue earned by Seller from the Revenue Sources in connection with additional Assets as listed in Schedule A, if any, will be paid to SongVest and will be calculated on the Percentage Interest on Schedule A.

e.	Accounting:

i.	A. Seller shall, pursuant to irrevocable letters of direction (“LOD”), a copy of which is attached hereto as Exhibit A, direct and cause Distributor, Artist, Publisher, PRO and/or other third party, as applicable, that distributes Assets and accounts to Seller in connection with Royalties therefor, to account and pay all Royalties to SongVest for the entire Royalty Period at the same time and on the same terms as such party is required to account to Seller.

B.	In the event Distributor, Artist, Publisher, PRO and/or other third party, as applicable, fails to account or pay Royalties to SongVest directly as required hereunder, Seller shall account to SongVest via a statement and pay all Royalties earned during such period no later than fifteen (15) days after receipt by Seller of such Royalties. All payments shall be made to SongVest via wire transfer of immediately available funds pursuant to SongVest’s written instructions for same. In the event Seller conducts an audit of any of Distributor’s or Artist’s (or other distributor’s, publishers, PRO’s or licenses) books and records regarding the sale of any Asset in the Portfolio at any time during the Term, Seller shall notify SongVest thereof and allow SongVest to participate in such audit as it relates to sales of Portfolio. In the event Seller receives any proceeds or awards from any such audit or other claim relating to the Portfolio, Seller will immediately notify SongVest thereof and pay to SongVest its proportionate share of the proceeds (subject to a deduction therefrom of Seller’s actual, verifiable costs in conducting such audit or claim). Upon SongVest’s request therefor and subject to SongVest covering the costs thereof, Seller agrees to conduct an audit of Distributor’s or Artist’s books and records related solely to accountings in connection with Royalties hereunder. In the event such audit reveals an underpayment of any monies due and payable in connection with Assets that were the subject of such audit, Seller shall ensure that such additional monies are collected and paid directly to SongVest.

ii.	At any time within two (2) years after any statement is rendered to SongVest hereunder, SongVest shall have the right to, upon thirty (30) days written notice, examine Seller’s books and records with respect to such statement. Such examination shall be at SongVest’s sole cost and expense, by a certified public accountant or other qualified representative designated by SongVest. Such examination shall be made during Seller’s usual business hours at the place where Seller maintains the books and records which relate to the Portfolio and which are necessary to verify the accuracy of the statement. Seller shall have no obligation to produce such books and records more than once with respect to each statement rendered to SongVest. Unless notice shall have been given to Seller as provided hereinabove, each royalty statement rendered to SongVest shall be final, conclusive and binding on SongVest and shall constitute an account stated. SongVest shall be foreclosed from maintaining any action, claim or proceeding against Seller in any forum or tribunal with respect to any statement or accounting rendered hereunder unless such action, claim or proceeding is commenced against Company in a court of competent jurisdiction within eighteen (18) months after the date such statement or accounting is rendered.

3. Seller’s Representations, Warranties and Covenants. The Seller hereby represents, warrants and covenants to SongVest that as of the date hereof:

a.	Seller : (i) owns and/or has the irrevocable, exclusive right to receive the Royalties free and clear of any mortgage, pledge, lien, charge, security interest, encumbrance, restriction or adverse claim of any nature whatsoever (collectively, “Liens”), other than any tax obligation that Seller must satisfy in connection with the purchase and sale of the Royalties hereunder, (ii) is not aware of any Liens being asserted against the Royalties, (iii) has not consented to the imposition of any Liens on the Royalties and (iv) has not sold, assigned, transferred or otherwise encumbered any of Seller’s rights in the Royalties to any person or entity other than SongVest;

b.	Seller is competent to enter into (and understands the terms of) this Agreement and has been represented by tax and accounting advisors and legal counsel in the negotiation and execution of this Agreement, or knowingly waived Seller’s right to do so;

c.	Seller intends to (and shall) fully and timely satisfy all tax obligations of Seller flowing from this Agreement from the proceeds Seller receives from SongVest hereunder; In the event Seller fails to satisfy tax obligations flowing from this Agreement, SongVest will not be subject to liability on behalf of Seller;

d.	Seller shall indemnify, defend and hold harmless SongVest, its agents, attorneys, employees, officers, directors, successors and assigns (collectively, the Indemnified Parties”) from and against all claims, losses, damages, penalties, judgments, lawsuits and all related costs and expenses of any nature (including legal fees and costs) (collectively, “Costs”) which may be incurred by or asserted against any of the Indemnified Parties arising out of, related to, or in connection with, this Agreement or any rights assigned or granted to SongVest hereunder, the Compositions, Masters, Videos, and/or other Assets (or any of them), or any breach or alleged breach by Seller of Seller’s obligations, agreements, covenants, representations and/or warranties in this Agreement.

e.	Seller has all necessary right, power, legal capacity and authority, and all necessary actions on the part of Seller (including action required to be taken by Seller’s officers, directors, shareholders, trustees, executors or representatives) have been duly and validly taken to authorize Seller : (i) to own the Royalties; (ii) to sell, assign and transfer the Royalties as provided herein; (iii) to effectuate the execution and delivery of this Agreement; (iv) to execute and deliver those documents and instruments referred to in the Schedules and Exhibits of this Agreement, and all other reasonably necessary documents or instruments contemplated hereby; and (v) to perform the terms, conditions, and obligations hereof and the transactions contemplated hereby. No approvals or consents of any persons or entities other than Seller are necessary in connection therewith, including, without limitation, any approval or consent by the Artists, Distributor, any co-writers or owners of the Assets, and/or any third-party publishers or PRO’s, as applicable. SongVest has all necessary right, power, legal capacity and authority to (i) sell, market (directly or indirectly) advertise or promote securities as that term is understood by the U.S. Securities and Exchange Commission (SEC) including any related to the Portfolio, (ii) to effectuate the execution and delivery of this Agreement; (iii) to execute and deliver those documents and instruments referred to in the Schedules and Exhibits of this Agreement, and all other reasonably necessary documents or instruments contemplated hereby; and (iv) to perform the terms, conditions, and obligations hereof and the transactions contemplated hereby. This Agreement is legal, valid, and binding upon the Parties and is enforceable in accordance with its terms.

f.	As of the date of execution of this Agreement, Seller has no outstanding, unrecouped, and /or unearned advances in respect of or affecting the Royalties and, at no time during the Term will Seller enter into any agreement affecting the payment of Royalties hereunder, including, without limitation, any agreement whereby Seller receives any advance or other monies that are recoupable from (or otherwise reduce) Royalties payable hereunder.

g.	All federal, state and local taxes accrued or owing to and including the date of execution of this Agreement arising out of or in connection with the Royalties, including without limitation any sales or transfer taxes resulting from the transaction contemplated herein, if any, have been or will be paid or caused to be paid by Seller. The Royalties are free and clear of any and all liens, charges, mortgages, pledges, claims, encumbrances, obligations or liabilities of any kind or nature whatsoever whether accrued, absolute, contingent or otherwise.

h.	Throughout the entire Term, Seller shall use its best efforts to ensure that Distributor and/or Artist continuously pays Royalties, and that Distributor and/or Artist sells and exploits through all channels the Assets contained in the Portfolio, promotes, markets and advertises the Portfolio, and that the entire Portfolio shall remain in Distributor’s catalog and in no event shall any portion thereof be deleted therefrom unless same is the subject of any bona-fide dispute with any of Seller’s distributors, Publishers, or PRO. Further, Seller shall not, at any time during the Royalty Period, sell, assign, transfer or otherwise dispose of any Asset contained in the Portfolio (or any portion thereof). The foregoing restriction shall not apply to any of Sellers’s distributors, Publishers, or PROs, provided Seller shall provide written notice to SongVest of any sale by the foregoing promptly upon receiving notice from such third parties.

i.	Seller has not assigned, pledged or otherwise transferred or encumbered the rights in the Royalties or any other rights being granted hereunder and has not and will not grant any rights or incur any obligations that are inconsistent with the rights granted herein or Seller’s obligations under this Agreement.

j.	Seller will maintain the power, right and authority to perform its obligations hereunder at all times during the Term.

k.	Each Seller Agreement is: (i) in full force and effect as of the date hereof, and shall remain in effect throughout the entire Term and (ii) a valid and binding agreement between Seller and the applicable third party (e.g., Artist) wherein Seller is irrevocably entitled to receive and retain all Royalties with respect to the Assets.

l.	At no time during the Term shall Seller terminate, rescind, revoke or attempt to terminate, rescind or revoke such Seller Agreement or any LOD without the prior written approval of SongVest.

4. Distribution. Seller agrees that if, prior to the expiration of the Term, Seller becomes aware that Distributor or Artist no longer has rights to distribute or exploit all or any of the Assets in the Portfolio or if Artist or Distributor is assigning rights in the Assets to any party or licensing rights to a new third party distributor or other entity (wherein a new entity has the right to sell Assets and is obligated to account to Seller [or other rights holder] for all sales thereof) (or otherwise the applicable Distributor or Artist desires to make such change), Seller agrees to notify, in writing, SongVest at least sixty (60) days in advance of said change (or, as soon as Seller is made aware of such change). Such notice shall include the titles of the Portfolio which shall be the subject matter of such change, and the particular change to be made. Seller further agrees to cooperate with SongVest and take whatever actions are necessary, complete and execute any necessary paperwork, documents and instruments (including, without limitation, new LODs) and submit same to the new distributor, licensee, publisher and/or owner, as applicable, so that the entire grant and assignment agreed upon in this Agreement shall continue to be paid to SongVest, if required, uninterruptedly. If Seller fails to notify SongVest such that SongVest cannot obtain the Royalties due SongVest per this Agreement within sixty (60) days after any change, or, if for any other reason SongVest is no longer able to receive the Royalties (or a portion thereof), Seller agrees to immediately compensate SongVest one hundred percent (100%) of the Purchase Price plus ten percent (10%) interest compounded annually from the date of full execution hereof in addition to the royalty payments due hereunder. Seller agrees that any royalties collected by Seller which should have been paid to SongVest per this Agreement will be paid directly to SongVest by Seller within fifteen (15) days after Seller’s receipt thereof (as further set forth in Section 2 above). Any delay in settlement of royalties due SongVest will be subject to payment of interest at a rate of two percent (2%) per month. In the event SongVest requires that Royalties be paid to SongVest directly from the applicable Distributor or Artist, Seller agrees to execute and deliver to Distributor or Artist, as applicable, the LOD immediately upon notice thereof by SongVest.

5. Successors & Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs, executors and administrators. Neither party may assign any of its rights hereunder; provided, however, that SongVest may assign this Agreement or any of its rights hereunder to a third party which agrees to assume SongVest’s obligations hereunder.

6. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6):

If to Seller:	/
/
/

If to SongVest:	RoyaltyTraders, LLC dba SongVest
1053 East Whitaker Mill Road, Suite 115
Raleigh, NC 27604
Attention: President

7. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, USA (without regard to its conflicts of law doctrines) as if this Agreement were entered into and wholly to be performed therein. All actions arising out of or relating to this Agreement shall be brought in the State or Federal courts in Davidson County, Tennessee, and the parties hereby submit to the jurisdiction of such courts. If any legal action or other proceeding is brought for the enforcement of this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs insured in such action or proceeding in addition to any other relief to which such party may be entitled.

8. Entire Agreement; Modifications; Headings. This Agreement, together with the Closing Documents, constitute the entire understanding between the Parties with respect to the transactions contemplated herein and supersede all other agreements and understandings between the Parties; provided, however, that in the event of any conflict, the terms of this Agreement shall prevail. No modification of this Agreement shall be valid unless in writing and signed by both Parties. The titles and headings of the various articles and sections in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

9. Third-Party Beneficiary. The Parties acknowledge and agree that the Investor is an intended third-party beneficiary of this Agreement and, therefore, that the Investor may enforce its terms directly.

10. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signatures to be provided on following page]

IN WITNESS WHEREOF, the Parties have executed this Agreement under seal (each Party adopting the word “SEAL” as its true and lawful seal) as of the date first set forth above.

SongVest:

RoyaltyTraders LLC dba SongVest

By:	/s/ Sean Peace

Name:	Sean Peace

Title:	Founder/CEO

Seller:

By:	/s/ Marqus Brown

Name:	Marqus Brown

Title:	Seller

SCHEDULE A

PORTFOLIO/ REVENUE SOURCES/ PERCENTAGE INTERESTS

1. Royalty Period – Commencing on the date of the closing of the Offering and ending upon the expiration of copyright.

2. Assets – The following are the type(s) of Assets contained in the Portfolio:

TITLE	ISRC CODE / ASCAP Work ID	SELLER’S % INTEREST
See attached Masters List Exhibit B	See attached Masters List Exhibit B	60% Record Label’s Share
See attached Compositions List Exhibit C	See attached Compositions List Exhibit C	60% Writer’s Share

3. Percentage Interests – The Percentage Interest in Seller’s Revenue Sources is Sixty percent (60%).

4. Revenue Sources – The Revenue Sources from sales and/or exploitations of Assets are as follows:

A.	Type:

Master Recordings – streaming, record sales, neighboring rights, licensing, and digital sales

Compositions – public performance

B.	Share:

Record Label’s Share

Writer’s Share

5. Distributors – The current Distributors, Publishers, and/or PROs, as applicable, of Assets:

Distributor: Empire Distribution

PRO:	ASCAP

6. Purchase Price and Royalty Interest – The Purchase Price shall be equal to either (i) the “Minimum” set forth below; (ii) the “Maximum” set forth below; or (iii) a number in between the “Minimum” and “Maximum” set forth below:

●	Minimum: $28,448.00, which shall entitle SongVest to 50% Royalty Interest in the Royalties(1)

●	Maximum: $56,897.00, which shall entitle SongVest to a 100% Royalty Interest in the Royalties(1)

(1)	For any Purchase Price that falls between the Minimum or Maximum amounts set forth above, the Royalty Interest in the Royalties to which SongVest shall be entitled will be calculated by multiplying the Purchase Price by a fraction, for which the numerator shall be the Purchase Price, and the denominator shall be the Maximum amount set forth above.

Sch. A-1

SCHEDULE B: FEES AND EXPENSES

SongVest intends to collect a fee equal to approximately 16% of the Purchase Price as compensation for its role in facilitating the Transaction. The Purchase Price agreed to by the Seller herein is not reduced by the aforementioned fee. SongVest may elect to forego this sourcing fee at its sole discretion.

Sch. B-1

EXHIBIT A-1

________________

Empire Distribution

Re:	Notice of Assignment of Income

Gentlepersons:

Reference is made to the Royalty Option Agreement between Marqus Brown, individually, and on behalf of any affiliate of himself (collectively, “Seller”), and RoyaltyTraders LLC dba SongVest. (“Purchaser”), effectively dated ______________, a copy of which is attached hereto (the “Assignment”). Capitalized terms used herein which are not defined herein shall have the meanings ascribed thereto in the Assignment.

As evidenced by the Assignment, Purchaser acquired from Seller, throughout the world, the exclusive right to receive and collect sixty percent (60%) of Seller’s share of royalties from the Masters (and other Assets) accrued and unpaid and hereafter accruing (the “Assigned Royalties”). Accordingly, from and after ______________, you are to remit all of the Assigned Royalties, regardless of when earned, to Purchaser, and send them along with any corresponding statements, notices and correspondence to:

RoyaltyTraders, LLC dba SongVest

Attn: Royalty Payments Dept.

811 Ninth Street, Suite 120

PO Box 318

Durham, North Carolina 27705

Or electronically to finance@songvest.com

Please confirm your receipt of this notice.

Very Truly Yours,

A-1-1

EXHIBIT A-2

________________

ASCAP

Re:	Notice of Assignment of Income

Gentlepersons:

Reference is made to the Publishing Royalty Agreement between Marqus Brown, individually, and any affiliate of himself (collectively, “Seller”), and SongVest, Inc. (“Purchaser”), effectively dated ______________, a copy of which is attached hereto as Exhibit “A” (the “Assignment”). Capitalized terms used herein which are not defined herein shall have the meanings ascribed thereto in the Assignment.

As evidenced by the Assignment, Purchaser acquired from Seller, throughout the world, the exclusive right to receive and collect 60% of the proceeds from Seller’s interest in the Compositions accrued and unpaid and hereafter accruing (the “Assigned Royalties”). Accordingly, from and after ______________, you are to remit all of the  Assigned Royalties, regardless of when earned, to Purchaser, and send them along with any corresponding statements, notices and correspondence to:

RoyaltyTraders, LLC dba SongVest

Attn: Royalty Payments Dept.

811 Ninth Street, Suite 120

PO Box 318

Durham, North Carolina 27705

Or electronically to finance@songvest.com

Please confirm your receipt of this notice.

Very truly yours,

A-2-1

EXHIBIT B

MASTER LIST – EMPIRE DISTRIBUTION:

Title	ISRC
The Tonite Show With T-Nutty!!!	USUYG1010765
Channel 24 St	USUYG1010766
Nutty Man (Murda Man 2K)	USUYG1010768
Criptonite	USUYG1010769
Young Criminals	USUYG1010770
Whoopty Wop	USUYG1010771
I’mma Rydah	USUYG1010772
Cuzblood Remix	USUYG1010773
The Truth	USUYG1010774
He’s On Fire	USUYG1010775
Rep Yo Sh*t	USUYG1010776
Santa Claus To The Smokers	USUYG1010777
Purple Smoke	USUYG1011424
DAVID (The Script)	USUYG1011425
Okay, Alrite	USUYG1011426
High & Low (Lady of My Dreams Part 2)	USUYG1011427
Riding	USUYG1011428
Lose It	USUYG1011429
UP	USUYG1011430
Ear To The Streets	USUYG1011431
They Don’t Ride For Me	USUYG1011432
Good Times	USUYG1011433
Lady Of My Dreams (Original Part 1)	USUYG1011434
Gettin Paper (Bonus Track)	USUYG1011435
Weather The Storm	USUYG1011436
The Tonite Show With Young Gully	USUYG1011437
I Am	USUYG1011438
You Ain’t Finna Play Me	USUYG1011439
Colder	USUYG1011440
Life Part 2	USUYG1011441

Title	ISRC
On The Map	USUYG1011442
Shine Like This	USUYG1011443
Bars of Raw	USUYG1011444
Free Chris the 5th	USUYG1011445
The End	USUYG1011446
Life Part 1	USUYG1011447
That’s What I’m Talkin Bout	USUYG1011449
The Definition of Gas	USUYG1011450
Shouts Out	USUYG1011451
Saggy Jean Era	USUYG1013401
Speedin’	USUYG1013402
Dope Game	USUYG1013403
The Thuggy Show	USUYG1015456
Get 2 Da Money	USUYG1015457
Talk Is Cheap	USUYG1015458
Beast Mode	USUYG1015459
Raccoons	USUYG1015460
Hood Chick	USUYG1015461
How Deep	USUYG1015462
Balla	USUYG1015463
Keep Sumn’	USUYG1015464
Brother’s Keeper	USUYG1015465
Till They Kick Us Out	USUYG1015466
On Da Wire	USUYG1015468
Ain’t Nothin Funny	USUYG1015469
Rock My Sh*t	USUYG1015959
Shine	USUYG1015960
Hip Hop Chicks	USUYG1015962
12354	USUYG1015963
Sushi	USUYG1015964
Round Here	USUYG1015965
Tears	USUYG1015966
Mama	USUYG1015967
Casualties	USUYG1015968
Not a Problem	USUYG1015969
Living Casual	USUYG1015970
Definition of Gas	USUYG1016714
Cost of Living	USUYG1017242
Didn’t Know That Was Your Wife	USUYG1017243

Title	ISRC
2 Liters	USUYG1017244
All On You	USUYG1017245
I’m Just Gettin Back	USUYG1017246
Black Politics	USUYG1017247
Chill	USUYG1017248
Clausterphobic	USUYG1017249
Fresh	USUYG1017250
Lash Season	USUYG1017251
Come Fuck With Us	USUYG1017253
Strange	USUYG1017254
Banga Dance 2010	USUYG1017261
Who Are U	USUYG1017262
Dopegame	USUYG1017263
Rich N***a D*ck	USUYG1017265
Dead Presidents	USUYG1017267
Playin’ Wit Fire	USUYG1017268
Shotgun	USUYG1017269
Allergic to Niggaz	USUYG1017271
This Life	USUYG1017272
I’m Yo Pusher Man	USUYG1017273
What I Do	USUYG1017274
Streets Talk’n	USUYG1017275
F*ck a N***a Main B*itch	USUYG1017276
Bus Ya Head	USUYG1017277
We Aint Play’n No Games	USUYG1017278
Until Its No More Left	USUYG1017279
Spit Real Sh*t	USUYG1017280
F**k Up Out of Mine	USUYG1017281
This Is My Life	USUYG1017282
I Heard About Ya	USUYG1017283
Never Been F**ked By a Live Wire	USUYG1017284
Fly By U	USUYG1017285
I Aint Made It Yet	USUYG1017286
Snitch Coat	USUYG1017288
U Can Keep The Fame	USUYG1017289
Make It Home	USUYG1017290
He’s Back	USUYG1017291
Remember Me	USUYG1017292
I’m High	USUYG1017293

Title	ISRC
Rudeboy Call	USUYG1017294
The Hardest In The Bay	USUYG1017295
Bang Bang	USUYG1017296
Hood Celeb.	USUYG1017297
Player Sh*t	USUYG1017298
Super Sport	USUYG1017299
Travel Plans	USUYG1017300
Mona Lisa	USUYG1017301
Bizzness Hype	USUYG1017302
The Tonite Show With Messy Marv	USUYG1017321
Stay Fresh, Dirty Mess	USUYG1017322
7 Seconds Flat	USUYG1017323
Lions and Chickens (Skit)	USUYG1017324
In My Bloodline	USUYG1017325
Pride	USUYG1017326
Just To Get High	USUYG1017327
Broke N***a	USUYG1017328
Refused	USUYG1017329
Outro	USUYG1017330
The Tonite Show With LiL Rue!	USUYG1017331
Turnt Up	USUYG1017332
Bread Right	USUYG1017333
Gangsta Sh*t	USUYG1017334
Get Rich or Die Tryin’	USUYG1017335
Highway To Hell	USUYG1017336
Appreciation	USUYG1017337
Livin’ My Life	USUYG1017338
Mind On Murder	USUYG1017339
Money Motivation	USUYG1017340
Play The Game	USUYG1017341
Ready Or Not	USUYG1017342
Runnin’ Ova B*tches	USUYG1017343
Step by Step	USUYG1017344
Sneakacydal Returns	USUYG1017345
Maxi Pads	USUYG1017346
Cop Heavy	USUYG1017347
Oakland The Town	USUYG1017348
Face Down *ss Up	USUYG1017349
I’m Ya Favorite	USUYG1017350

Title	ISRC
Slappa Rappa	USUYG1017351
All Sales	USUYG1017352
Stuck Wit Chu	USUYG1017353
Mobb Life	USUYG1017355
The Tonite Show With San Quinn	USUYG1017358
Addressin’ The Beef	USUYG1017359
Wit Da Sh*t	USUYG1017360
You Doin’ What!?	USUYG1017361
Real Talk	USUYG1017362
Change Da Game	USUYG1017363
You You You You	USUYG1017364
Fillmoe N***a	USUYG1017365
It’s The Quinn	USUYG1017366
I Got Fire	USUYG1017367
I’ve Got Sumthin’ I Need 2 Say	USUYG1017368
Move 2 Da Ground	USUYG1017369
Ask Around	USUYG1017370
Catch U Slippin	USUYG1017373
The Tonite Show With Yukmouth!	USUYG1017488
Thuggin’ & Mobbin’	USUYG1017489
Grittin’	USUYG1017491
Move Mean	USUYG1017492
Go Nutz	USUYG1017494
His & Hers	USUYG1017495
I Smell Money	USUYG1017496
Sippin’ On Don	USUYG1017497
Nah I’m Talkin’ Bout	USUYG1017498
The M.O.B.	USUYG1017499
You Know This	USUYG1017500
Rocka Bye Baby (Bonus)	USUYG1017502
Shotta	USUYG1017503
Urban Tactics	USUYG1017504
I’m On	USUYG1018589
Ain’t Nothin’ Funny	USUYG1018595
I’m Laced	USUYG1018960
Keep It Comin	USUYG1021440
Fool With The Chopper	USUYG1021441
What We Have	USUYG1021442
You Can Be My	USUYG1021443

Title	ISRC
Hell	USUYG1021444
Live	USUYG1021445
My Angel	USUYG1021446
Kinda Cute	USUYG1021447
Take That	USUYG1021448
Fast Nights	USUYG1021449
Alopecia	USUYG1021450
Better Than All The Rest	USUYG1023120
Boomin’ System	USUYG1023121
If It Ain’t About No	USUYG1023122
Back In The Booth	USUYG1023217
Show Em Wassup	USUYG1023218
Cousin Fik Flow 101	USUYG1023219
POW	USUYG1023220
On Point	USUYG1023221
I Wanna F*ck	USUYG1023222
Gangsta Gangsta	USUYG1023223
Let’s Work	USUYG1023224
It’s Over	USUYG1023225
Aggressive	USUYG1023226
Thank God	USUYG1023227
P*ssy Got Slap	USUYG1023228
Feet Match The Paint (Official)	USUYG1027317
Do What I Can Do	USUYG1027585
Feet Match The Paint	USUYG1028576
The Crown	USUYG1028577
Break Dat B*tch	USUYG1028578
Loot Hungry	USUYG1028581
Put On A Show (Tonite)	USUYG1028582
Tickets	USUYG1028583
Smoke Break (Reprise)	USUYG1028585
All This Ballin’	USUYG1028586
Grey Poupon	USUYG1028587
Quick To Get Clak	USUYG1028588
Mojo (Bonus Track)	USUYG1028589
My N*ggas (Bonus Track)	USUYG1028590
Mitchy Tales (Bonus Track)	USUYG1028591
Hogs (San Diego Edition)	USUYG1028599
Everglades	USUYG1030510

Title	ISRC
4 O’Clock	USUYG1030511
P.O.L.O. (Players Only Live Once)	USUYG1030512
Take My Hand	USUYG1030513
So Many Times	USUYG1030514
The Weekend	USUYG1030515
Bring That Money Back	USUYG1030516
City Nights	USUYG1030517
Pretty Face	USUYG1030518
Naturally Mine	USUYG1030519
Just What You Want	USUYG1030520
All Around The World	USUYG1030521
Corner Sto Part 2	USUYG1030522
Look Where I Done Came From	USUYG1030523
Bomb	USUYG1030524
Whip It	USUYG1030527
F#ck You Part 2	USUYG1030528
Colma	USUYG1030529
The New Me	USUYG1030530
Verses Gone Up	USUYG1030532
Jimmy The Gent	USUYG1030533
In The Rain	USUYG1030534
I Can’t Believe	USUYG1030535
Warning	USUYG1030537
Tim McGraw	USUYG1030538
Torta	USUYG1030539
Nightmare On 10th St.	USUYG1030759
The Money Blower	USUYG1030760
Sirens	USUYG1030765
Heavy Conscious	USUYG1030770
Wake Shit Up	USUYG1033232
Eyes Intro	USUYG1035498
Daddy’s Home	USUYG1035499
Whatever I Say	USUYG1035500
I Love This Game	USUYG1035501
The Dangers of Online Dating	USUYG1035502
Make ‘Em Think	USUYG1035504
Allieverwantedwas	USUYG1035505
Weight of the World	USUYG1035506
I’m Dreamin’	USUYG1035507

Title	ISRC
Allready	USUYG1035508
Money Blower	USUYG1038226
Im Trappin	USUYG1038364
Still Turnt Up	USUYG1041355
Intro	USUYG1042721
Who Can I Run To	USUYG1042722
Waist Line	USUYG1042723
Skit	USUYG1042724
2 The Next	USUYG1042725
Imma Player	USUYG1042726
Skit 2	USUYG1042727
My High	USUYG1042728
Bitch Keep Trippin’	USUYG1042729
Hard Work Doing Me	USUYG1042730
Big Chips	USUYG1042737
Hook Up With A Fly Nigga	USUYG1042738
The Get Down	USUYG1042739
Good Enough	USUYG1042741
Creep	USUYG1042742
Do Ya Like	USUYG1042743
Fantasy	USUYG1042744
Big Score	USUYG1042745
Slow Lane	USUYG1042746
On The Go	USUYG1042747
Hot Flash	USUYG1042748
The Definition of Mobbin	USUYG1042751
Face in The Pillow	USUYG1042752
West Oakland’s Bonnie & Clyde	USUYG1042753
Fuck Off The Yay	USUYG1042755
Where They Do Dat At?	USUYG1042756
Real Nigga Recipe	USUYG1042757
Thug In Ya Life	USUYG1042758
Superstarz	USUYG1042759
Chicken	USUYG1042760
Nae Nae	USUYG1045634
Left Right Slide	USUYG1046136
Make The Song Cry	USUYG1046142
Smoke And Ride	USUYG1046934
Not Today	USUYG1046945

Title	ISRC
Interlude	USUYG1046950
John Jorge	USUYG1046951
The Bay Is Back	USUYG1046953
3 Point Shooters	USUYG1046955
You Ain’t Even There Though	USUYG1046956
#STFU (Turf Version)	USUYG1047562
#STFU (Dance Version)	USUYG1047563
Bubble Up	USUYG1049091
Ride on it	USUYG1049092
Amnesia	USUYG1049093
Fien’N	USUYG1049094
Amillion	USUYG1049096
Rather Be Alone	USUYG1049097
Bout It	USUYG1049098
Online	USUYG1049099
Kardashian	USUYG1049100
Callin	USUYG1049101
Tables	USUYG1049102
Bounce On It (Audio)	USUYG1062235
Ready For The Night	USUYG1070612
6 In Da Mornin	USUYG1070672
Twist One	USUYG1073294
Hella Guap	USUYG1073295
We Supply You	USUYG1073297
What’s This	USUYG1073298
Love	USUYG1073299
Cutt	USUYG1073300
Gangsta Excercise	USUYG1073301
Strive For The Ones	USUYG1073302
Slaps Like Dis	USUYG1073818
Trappin’ and Some Mo Shit	USUYG1096943
Bang Slap Stick Squeeze	USUYG1096944
Curve Ball	USUYG1096945
Chew Something	USUYG1096946
EA Sports	USUYG1096947
Hoe Bitch	USUYG1096948
Wet Woozy Wop ‘Em Wolly	USUYG1096949
Doing This Forever	USUYG1096950
Allergic to Niggas	USUYG1096952

Title	ISRC
Armed & Dangerous	USUYG1096953
The Mall	USUYG1096954
Birthday Suit	USUYG1096956
Boomerang	USUYG1096957
I’ve Got to Go	USUYG1096958
The Cars Go Boom	USUYG1096959
Come Ride with a Pimp	USUYG1096960
Come wit Me	USUYG1096961
Dead Presidentz	USUYG1096962
Dip In and Dip Out	USUYG1096963
The Dopegame	USUYG1096964
Draft	USUYG1096965
Fast Life	USUYG1096966
Feeling You	USUYG1096967
A Freak Like Her	USUYG1096968
Fuxk You	USUYG1096969
I Like to Fuxk	USUYG1096970
Serious	USUYG1096971
If I Fall Down	USUYG1096972
I’m 23	USUYG1096973
Pusher Man	USUYG1096974
Let’s Wait Awhile	USUYG1096975
Life on the Line	USUYG1096976
Millionaire Status	USUYG1096977
On Top of My Game	USUYG1096978
Passenger Seat	USUYG1096979
Let Me Play Witcha	USUYG1096980
Playing with Fire	USUYG1096981
Rich Nigga Dick	USUYG1096982
Still Thuggin’	USUYG1096984
Take You Home	USUYG1096986
Livewire Bullshit	USUYG1096987
Best of Grapes	USUYG1096988
The Real World 1	USUYG1096989
This Bitch	USUYG1096990
The Trap House	USUYG1096992
What I See	USUYG1096993
Who Are You	USUYG1096994
Wipe the Tears Intro	USUYG1097643

Title	ISRC
Tappin’ In	USUYG1097644
All Alone	USUYG1097645
Dinner or a Movie	USUYG1097646
Freedom	USUYG1097647
Help Us	USUYG1097648
I Don’t Pimp or Giggalo	USUYG1097649
Ol Skool Flowamatic Mob	USUYG1097650
One Mob	USUYG1097651
Sucka Shit	USUYG1097652
Stan Been the Man	USUYG1097653
Ain’t No Love	USUYG1104450
Back Again	USUYG1104451
They Don’t Ride for Me, Pt. 2	USUYG1104452
Let Me Live	USUYG1104453
I Just Want It	USUYG1104454
Keep It Honest	USUYG1104455
How Many Times	USUYG1104456
Forget About It	USUYG1104457
‘Till I Drop	USUYG1104458
They Don’t Understand Me	USUYG1104459
Who Knew	USUYG1104461
Shame on You	USUYG1104462
Checkin’ In (I’m Workin’)	USUYG1104464
Another Level	USUYG1106349
Check’n In	USUYG1106350
Make the Plays	USUYG1106351
Tune Up	USUYG1106352
Jumpin’	USUYG1106353
Not a Rap Song	USUYG1106354
Mob Picture	USUYG1106355
The Love	USUYG1106356
I Need You	USUYG1106357
Let It Burn	USUYG1106358
Jumpin	USUYG1108717
The Tonite Show (Ezale Intro)	USUYG1108718
We Out Here	USUYG1108719
Stop Come On	USUYG1108720
Day Ones	USUYG1108721
Interlude of the Funk	USUYG1108722

Title	ISRC
Got the Game from the OG’s	USUYG1108723
We Want Some Pussy	USUYG1108724
A Little Bit of X	USUYG1108725
All It Take	USUYG1108726
In a Day	USUYG1108727
Episode #1: First Ever Episode	USUYG1111709
Episode #2: Musty Balls, Smelly Vaginas, and Ex’s	USUYG1111710
Episode #3: Fantasies, Role Playing, and Hygiene	USUYG1111711
Episode #4: Dedicated to 1 Jon of Rude Boy Mafia R.I.P.	USUYG1111713
Episode #5: Touring, Foot Fucking, Dead Beat Dads, And More	USUYG1111730
Episode #6	USUYG1111731
Episode #7	USUYG1111732
Episode #8: Heat, Drugs, Tours	USUYG1111733
Episode #9	USUYG1111734
Episode #10: Dj.Fresh Is Back, Callers Call In, Patafria’s 1st time Squirting and More	USUYG1111735
Episode #11	USUYG1111736
We Out Here (Audio)	USUYG1112611
Stop Come On (Audio)	USUYG1112612
Day Ones (Audio)	USUYG1112613
Interlude of the Funk (Audio)	USUYG1112615
Got the Game from the OG’s (Audio)	USUYG1112616
A Little Bit of X (Audio)	USUYG1112618
All It Take (Audio)	USUYG1112619
In a Day (Audio)	USUYG1112620
Let It Drip	USUYG1115483
What Happend	USUYG1115484
On Me	USUYG1115485
Bitches Ain’t Shit	USUYG1115486
Jealousy	USUYG1115487
Put It All on the Line	USUYG1115488
Authentic	USUYG1115489
More Then Music	USUYG1115490
Switched	USUYG1115491
Walkthrough (Pour Out a Lil Liquor)	USUYG1115492
God As My Witness	USUYG1115493
Celly’s Outro	USUYG1115494
You Look So Good	USUYG1118372
Keep Ya Head Up	USUYG1118376
The Sound of Dj.Fresh	USUYG1118377

Title	ISRC
All It Take (Official Video)	USUYG1132074
Not At All My Ninja	USUYG1136027
Came Around	USUYG1139300
What’s the Latest	USUYG1139301
Alright	USUYG1139302
Late Night	USUYG1139303
How Can I Win	USUYG1139304
Narco	USUYG1139305
Chess Not Checkers	USUYG1139306
Meet Me at the Finish Line	USUYG1139307
Regular Basis	USUYG1139308
Yang	USUYG1139408
Fuck U	USUYG1139409
Day One Switch	USUYG1139411
My Life	USUYG1139412
Intense	USUYG1139413
She Ain’t Got No Time	USUYG1139414
Do Ya Still	USUYG1139415
Put Cha Hands Up	USUYG1139416
Hatin	USUYG1139417
Touchdown	USUYG1139418
Fuck U!	USUYG1140455
Don’t Take It	USUYG1140748
Weekend	USUYG1140749
Like You	USUYG1140750
Just Cause I Want To	USUYG1140751
Cutlass P	USUYG1140752
Trust	USUYG1140753
Mob P	USUYG1140754
Bitch Come Here	USUYG1140755
Hey Ho	USUYG1140756
Over	USUYG1140757
You Look So Good to Me	USUYG1146162
Freeway	USUYG1146163
Street Love	USUYG1146164
The Last First	USUYG1146165
Kool and the Gang	USUYG1146166
Fly Rydahlongs	USUYG1146167
Danger Zone	USUYG1146168

Title	ISRC
How They Do It	USUYG1146170
Liquor	USUYG1146173
Switch	USUYG1146176
Why I Came to California	USUYG1146433
Play with Lil J	USUYG1151278
Surprise Party	USUYG1151279
Kidnap (Jacka Tribute)	USUYG1151280
Early in the Morning	USUYG1151281
Ain’t Us	USUYG1151282
Celebrate	USUYG1151283
Ugly Bitches	USUYG1151284
Nut 234	USUYG1151285
Watching You	USUYG1151287
Kitchen	USUYG1151288
For My Son (Outro)	USUYG1151289
The Suckaz	USUYG1153060
Us	USUYG1153994
West Oakland Treatment	USUYG1159431
August Official	USUYG1162858
2nd Intro	USUYG1162859
May Rideout	USUYG1162860
Klamar	USUYG1162861
Cell Phones	USUYG1162862
Cabernet Tales	USUYG1162863
Five 12	USUYG1162864
She Got It	USUYG1162865
Surrender	USUYG1162866
DMCs Return	USUYG1162867
Lubriderm	USUYG1162868
Sin Programs	USUYG1162869
Skit Samples	USUYG1162870
At the End of the Day	USUYG1162871
New Nights	USUYG1162872
That’s Fonky Right There	USUYG1162873
Fly Dreams	USUYG1162874
Get Some Get Some	USUYG1169581
I LIKE IT	USUYG1180635
The Tonite Show Cypher	USUYG1180962
Rite Back (Official Video) [Dir. Cassius King]	USUYG1184529

Title	ISRC
My Own	USUYG1186436
Reap	USUYG1186437
See It	USUYG1186438
CBDA	USUYG1186440
Vision Quest	USUYG1186441
Killa	USUYG1186442
Still Jammin’	USUYG1186443
Kale	USUYG1186446
Work	USUYG1186449
Call Me	USUYG1186450
A Bit Interesting	USUYG1186582
Don’t Disturb	USUYG1186583
Get Some Money	USUYG1186584
Wakanda (Go Down Come Up)	USUYG1186585
Only for One Night	USUYG1186586
The 2nd Juno Sessions	USUYG1186587
The Flight Smoother, Pt. 2	USUYG1186588
Yearning	USUYG1186590
Waves After 7	USUYG1186591
The OGz & Gangstaz	USUYG1186592
The Sixth Letter	USUYG1186807
Pueblo Esco	USUYG1186809
Luxury Livin’	USUYG1186810
Heemin’ & Patronin’	USUYG1186811
Cake & Ice Cream	USUYG1186812
The Product	USUYG1186813
Picture Me Rydin’ (Skit)	USUYG1186814
They Gone Say	USUYG1186816
Daygo to the Town	USUYG1186820
Drakko	USUYG1186821
Still Smashin’	USUYG1186823
Cortez	USUYG1186824
Fantastic Four	USUYG1186825
Powder	USUYG1186826
Go Get It	USUYG1186828
Knew I Would	USUYG1186829
Put It Together	USUYG1186830
98 Lexus	USUYG1186831
Confetti	USUYG1186832

Title	ISRC
If You Rock with Me	USUYG1186833
Money Talks	USUYG1186834
Damage	USUYG1186835
Enlightenment	USUYG1186836
Kush	USUYG1186837
Boyz to Men	USUYG1186838
No Faggin’	USUYG1186839
Silent Partner	USUYG1186840
Squirtin’	USUYG1186841
Less Broke	USUYG1188036
Hell Yeah	USUYG1189653
Bag Back	USUYG1189658
Echo	USUYG1196610
Eastside House	USUYG1201914
Summer Madness	USUYG1203086
Hyphy Story	USUYG1213926
One of Them Dudes	USUYG1213927
Somuthafuckinloud	USUYG1213928
Bammer Bitch	USUYG1213929
Can’t Kill Hyphy	USUYG1213930
Toe Up	USUYG1213931
Still Ain’t Got No Money	USUYG1213932
Don’t Trust No	USUYG1213933
I’m So Lit	USUYG1213934
First Fridays	USUYG1213935
84 Biarritz	USUYG1213936
Hood Rat Things	USUYG1213937
Kicked Out Again	USUYG1213938
I Bet You Won’t	USUYG1213939
iPhones & Backwoods	USUYG1213940
Shaheed Akbar	USUYG1213941
She Asked Me	USUYG1213942
Ride It Like a Stolo	USUYG1213943
Still Feelin’ It	USUYG1213944
Still Slappin	USUYG1213945
Don’t Worry Be Hyphy	USUYG1213946
Andre Hicks	USUYG1213947
Hyphy Story (Audio)	USUYG1214783
One of Them Dudes (Audio)	USUYG1214786

Title	ISRC
Somuthafuckinloud (Audio)	USUYG1214788
Bammer Bitch (Audio)	USUYG1214791
Can’t Kill Hyphy (Remix) (Audio)	USUYG1214794
Toe Up (Audio)	USUYG1214796
Still Ain’t Got No Money (Audio)	USUYG1214799
Don’t Trust No (Audio)	USUYG1214800
I’m So Lit (Audio)	USUYG1214801
First Fridays (Audio)	USUYG1214802
84 Biarritz (Audio)	USUYG1214803
Hood Rat Things (Audio)	USUYG1214804
Kicked Out Again (Audio)	USUYG1214805
I Bet You Won’t (Audio)	USUYG1214806
iPhones & Backwoods (Audio)	USUYG1214807
Shaheed Akbar (Audio)	USUYG1214808
She Asked Me (Audio)	USUYG1214809
Ride It Like a Stolo (Audio)	USUYG1214810
Can’t Kill Hyphy (Remix)	USUYG1214815
Still Feelin’ It (Remix)	USUYG1214829
Still Feelin’ It (Remix) (Audio)	USUYG1214833
Still Slappin (Audio)	USUYG1214835
Don’t Worry Be Hyphy (Audio)	USUYG1214836
Andre Hicks (Audio)	USUYG1214837
Bitch Be On Time	USUYG1215241
Move To The Ground Part 2	USUYG1215419
Nightmare On 10th Street Returns	USUYG1222060
Pussy Nigga	USUYG1222061
The Livewire Trap	USUYG1222062
Takin’ No Shit	USUYG1222063
Facts	USUYG1222064
Bitches & Bands	USUYG1222065
Billion Dollar Boys Club	USUYG1222066
Do’s & Don’ts	USUYG1222067
Trappin’ Addict	USUYG1222068
I Don’t Love These Hoes	USUYG1222069
Ain’t It a Blessing	USUYG1222086
Livewire Party	USUYG1222089
Childhood Dreams	USUYG1222090
Living Lavish	USUYG1222091
Bubble Gum Candy Fruit	USUYG1222092

Title	ISRC
Cash On Delivery	USUYG1222093
Unloyalty	USUYG1222094
Cops & Robbers	USUYG1222095
Hide and Go Get It	USUYG1222096
What You Want From Me	USUYG1222099
Black Divinity	USUYG1223133
Pussy Nigga (Official Video)	USUYG1223211
Living Lavish (Official Video)	USUYG1224492
Nightmare on 10th Street (Official Video)	USUYG1227640
Nightmare On 10th Street Returns (Audio)	USUYG1227767
Pussy Nigga (Audio)	USUYG1227772
The Livewire Trap (Audio)	USUYG1227775
Takin’ No Shit (Audio)	USUYG1227779
Facts (Audio)	USUYG1227782
Bitches & Bands (Audio)	USUYG1227785
Billion Dollar Boys Club (Audio)	USUYG1227787
Do’s & Don’ts (Audio)	USUYG1227789
Trappin’ Addict (Audio)	USUYG1227791
I Don’t Love These Hoes (Audio)	USUYG1227793
Ain’t It a Blessing (Audio)	USUYG1227794
Livewire Party (Audio)	USUYG1227795
Childhood Dreams (Audio)	USUYG1227796
Living Lavish (Audio)	USUYG1227797
Bubble Gum Candy Fruit (Audio)	USUYG1227799
Cash On Delivery (Audio)	USUYG1227800
Unloyalty (Audio)	USUYG1227801
Cops & Robbers (Audio)	USUYG1227802
Hide and Go Get It (Audio)	USUYG1227803
What You Want From Me (Audio)	USUYG1227805
Cops and Robbers (Official Video)	USUYG1228033
We Are	USUYG1229438
Devoted	USUYG1229439
Own Pace	USUYG1229440
Medicine Man	USUYG1229441
Outta This World	USUYG1229442
Indigo 100	USUYG1229443
Music Theory	USUYG1229444
You Suck	USUYG1229445
Ain’t Gone Lie	USUYG1229446

Title	ISRC
There Is No Straw	USUYG1229447
Hey You Have No Idea	USUYG1230631
The Barack	USUYG1230632
F.T.S.	USUYG1230633
Lets Go	USUYG1230634
Move to the Ground, Pt. 3	USUYG1230635
If It Ain’t Mutual Keep It Neutral	USUYG1230636
Screwed	USUYG1230637
Dx7	USUYG1230638
Anything	USUYG1230639
Easy Pleaser	USUYG1230640
Everyone Knows How To Party	USUYG1230641
Whats Your Story	USUYG1230642
Show Out	USUYG1230807
Livewire Party (Official Video)	USUYG1232137
Dj.Fresh Goes Nintendo	USUYG1234384
Mr Gimmick	USUYG1234385
Metroid	USUYG1234386
Castlevania	USUYG1234387
Bionic Man	USUYG1234388
Ninja Gaiden	USUYG1234389
Super Mario	USUYG1234390
Street Fighter 2010	USUYG1234391
Bubble Gum Candy Fruit (Official Video)	USUYG1235048
New Ideas	USUYG1237240
East 89	USUYG1237241
Seranade	USUYG1237242
Wavy Seas	USUYG1237243
Key Cash	USUYG1237244
Kiwi Momma	USUYG1237245
Wey Wey 97	USUYG1237246
Log Off One Time	USUYG1237247
The One For Me	USUYG1237248
Crimes	USUYG1237249
Kev Choice Oscars Revenge	USUYG1237250
Chevys	USUYG1237251
Fresha Rhymes	USUYG1237252
Corona Extra	USUYG1237253
The Wet Drip	USUYG1237254

Title	ISRC
Back to My Juno	USUYG1237255
Hate Loving	USUYG1237256
France Weather	USUYG1237257
Weather Selection	USUYG1237258
Get Paid	USUYG1240096
Must Be A Mix Up	USUYG1253884
Fresh VSM	USUYG1253885
Carpool Lane	USUYG1253886
In & Out Burger	USUYG1253887
Madonna Inn	USUYG1253888
Bread Delivery	USUYG1253889
No Traffic Im Going 80	USUYG1253890
Last Exit	USUYG1253891
One Night In Maui	USUYG1256575
Main Cabin	USUYG1256576
Paia Fish Market	USUYG1256577
Obama Fish Sandwich	USUYG1256578
Nude Beach	USUYG1256580
Blue Mai Tai	USUYG1256581
Mahalo	USUYG1256582
Goodbye Maui	USUYG1256583
100	USUYG1260719
100 (Instrumental)	USUYG1260720
Purple Iphone	USUYG1265829
Playball	USUYG1265830
Home Screen	USUYG1265831
Lemonade Is A Popular Drink	USUYG1265832
Queen Sugar	USUYG1265833
A Vibe Called Fresh	USUYG1265834
Hey Mr.Dj	USUYG1265835
Pots & Pans	USUYG1265836
Taking You Home	USUYG1265837
dont get screenshot by the bish	USUYG1265838
Tequila Hangover	USUYG1265839
Tap Out	USUYG1267084
The Calming	USUYG1267087
Ocean Rain & Thunder	USUYG1267089
Healing Process	USUYG1267090
Tidal Wave	USUYG1267835

Title	ISRC
The Tonite Show With Rich The Factor	USUYG1269918
Black Card	USUYG1269919
Burning Rubber	USUYG1269920
Can You Feel It	USUYG1269921
Fact Haters	USUYG1269922
Real Niggas	USUYG1269923
White Party	USUYG1269925
Big Boy Numbers	USUYG1269926
Bust Thru The Ceiling	USUYG1269927
Dedicated	USUYG1269934
Day & Night	USUYG1269935
Dirty Money	USUYG1269936
Everyday	USUYG1269937
I Had a Dream	USUYG1269946
All On My Line Money	USUYG1269947
My Issue	USUYG1269948
Not the Same	USUYG1269949
Nothin to Somethin	USUYG1269950
Tell Me Nothin	USUYG1269951
Cruising 70 mph at 1AM	USUYG1282729
Mercedes & Bmws	USUYG1282730
In the 3rd lane	USUYG1282731
Layers	USUYG1282732
Muggin n mobbin	USUYG1282733
Bounce out slide	USUYG1282734
3AM thoughts	USUYG1282735
In My Zone (Official Video)	USUYG1320058
Know Your Worth	USUYG1321639
Basic Instinct	USUYG1321640
In My Zone	USUYG1321641
Allergic to the Paper, Pt. 2	USUYG1321642
I Run Shit	USUYG1321643
Bad Onna Bish	USUYG1321645
Pay Me Like A Hooker	USUYG1321646
Dead Presidents, Pt. 2	USUYG1321647
Stand Tall	USUYG1321648
Stand Tall (Official Video)	USUYG1325896
Allergic to the Paper, Pt. 2 (Official Video)	USUYG1326263
I Run Shit (Official Video)	USUYG1327962

Title	ISRC
Know Your Worth (Official Video)	USUYG1329059
Cannabis Club, Pt. 3	USUYG1329834
Basic Instinct (Official Video)	USUYG1332481
Bad Onna Bish (Official Video)	USUYG1335344
Load That Bitch Up	USUYG1388621
I Make It Make Sense	USUYG1388622
4 Pills Heavy	USUYG1388623
Rhymes 4 Sale	USUYG1388624
I Need Cheese	USUYG1388625
Giggerz	USUYG1388626
50 In The Chop	USUYG1388627
On The Run	USUYG1388628
Ransom	USUYG1388630
Don’t Think You’re Smart	USUYG1388631
Double Dragon	USUYG1388632
Another Day	USUYG1388634
With My People	USUYG1388635
I Make It Make Sense (Official Video)	USUYG1402179
Load That Bitch Up (Official Audio)	USUYG1402271
I Make It Make Sense (Official Audio)	USUYG1402274
4 Pills Heavy (Official Audio)	USUYG1402280
Rhymes 4 Sale (Official Audio)	USUYG1402282
I Need Cheese (Official Audio)	USUYG1402285
Giggerz (Official Audio)	USUYG1402287
50 In The Chop (Official Audio)	USUYG1402289
On The Run (Official Audio)	USUYG1402292
Ransom (Official Audio)	USUYG1402295
Don’t Think You’re Smart (Official Audio)	USUYG1402297
Double Dragon (Official Audio)	USUYG1402299
Another Day (Official Audio)	USUYG1402300
With My People (Official Audio)	USUYG1402301
Giggerz (Official Video)	USUYG1402939
For My People (Official Video)	USUYG1408213

EXHIBIT C

COMPOSITION LIST – ASCAP:

Title	ASCAP Work ID
No Hoe	881740553
Definition Of Gas	886061966
Pain	886728555
4 O Clock	886856301
P.O.L.O. (Players Only Live Once)	886856302
Take My Hand	886856354
So Many Times	886856355
The Weekend	886856411
Bring That Money Back	886856412
City Nights	886856469
Pretty Face	886856470
Naturally Mine	886856522
Just What You Want	886856523
All Around The World	886856578
Corner Sto Part 2	886856579
Look Where I Done Came From	886856632
Bomb	886856633
Nightmare On 10th Street	886856689
The Money Blower	886856690
Whip It	886856746
Fuck You Part 2	886856747
The New Me	886856799
Sirens	886856800
Verses Gone Up	886856854
Jimmy The Gent	886856855
In The Rain	886856908
I Cant Believe	886856909
Heavy Conscious	886856962
Warning	886856963
Everglades	886857127
Colma	886859320
Tim Mcgraw	886859391
Torta	886859392
Keep It Gangsta	886920135
G Like Dat	886920136

Title	ASCAP Work ID
Bitches, Dope And Dollers	886920193
Interlude	886920194
On Me	886920248
Pussy Got Slap	886920249
I Wanna Do It	886920300
I Be On My Grind	886920301
Return Of The Mac	887010742
Riddin Dirty	887077483
Get Strong	888033732
Grinding	888248553
Tell Me	888248554
Numbers	888248653
All Night	888248654
Back In The Day	888248755
Let Your Guard Down	888248756
True Story	888248855
Show Me What You Got	888248956
Mob	888248957
Plush	888249055
Lunch	888249056
Innocent	888249151
Come Out At Night	888249152
I Know What Its Like	888249245
Doper	888249246
Never Be Realer Than Me	888249343
Smoking With My Bad Bitch	888249344
Give It All Ya Got	888249441
The Finer Things In Life	888249541
Welcome To The Real World	888249730
I Got What You Looking For	888249731
Swimming Pool	888249830
Where Were You	888249831
Midnight	888249928
Dope Boys	888249929
You Belong To Me	888250029
Lil Niggaz	888250030
Sumalumah	888344447
I Been Gone For A Min	888344448
Fab’s Company	888344537

Title	ASCAP Work ID
Bay2L.A.	888344538
Dust To Dust	888344627
Im Mistah Fab	888344628
Summertime In My City	888344713
Saturday	888344714
Blockbuster	888344796
Round The Hood	888344797
We Go Stupid In The Bay	888344880
Don’t Go 2 Far	888344958
Fabs Punch Out	888344959
Countin Money	888345034
John Jorge	888352856
Not Today	888352857
3 Point Shooters	888352913
I Miss My Nigga	888352914
Left Right Slide	888352968
Paint The Town	888352969
The Hardest In The Bay	888353026
Can’t Fake Truth	888381482
Ready For The Night	888389858
Instagram Gangstaz	888474895
Better Then All The Rest	888547171
Ride For You Feat Lady Ile And Stevie Joe	888547200
Boomin System	888547201
If It Aint About	888547230
Move Mean	888557764
Still Turnt Up	888775716
Bye Felicia	889153006
Go Nutz	889214999
You Know This	889220172
Sippin On Don	889220174
Nah Im Talkin Bout	889220255
I Smell Money	889220256
His And Hers	889220257
All On You	889220340
Grittin	889220424
Thuggin And Mobbin	889220425
The Tonite Show With Yukmouth	889220426
6 Speed	889410312

Title	ASCAP Work ID
Mobbin	889547258
You Already Know	889547259
Who Are You	890198576
Wipe The Tears Intro	890362119
Tappin In	890362120
All Alone	890362203
Dinner Or A Movie	890362204
Freedom	890362288
I Dont Pimp Or Giggalo	890362289
Ol Skool Flowamatic Mob	890362370
One Mob Feat Joe Blow	890362371
Sucka Shit	890362457
Stan Been The Man	890362458
Djfreshdjfreshdjfresh@Gmail.Com	891243227
We Out Here	891243228
Stop Come On	891243298
Interlude Of The Funk	891243299
Got The Game From The Og’s	891243371
We Want Some Pussy	891243372
Walkthrough Pour Out A Lil Liquor	891444008
God As My Witness	891444065
Celly’s Outro	891444066
Let It Drip	891444721
What Happend	891444722
On Me Feat Young Ru	891444780
Bitches Aint Shit	891444781
Jealousy	891444841
Put It All On The Line	891444842
Authentic	891444902
California	891486750
Day Ones	891589469
School	891733976
Starter Coat Nike Cortez	891746704
6Am	891756495
Allergic To Niggaz	891785359
Draft	891785510
Xmas And Thanksgiving	892065486
West Oakland Treatment	893373018
Surprise Party	893373128

Title	ASCAP Work ID
Ain’t Us	893373341
I Aint Seen Nuthin	893416981
Prize Representaz	893416983
Any Mini	893417056
In Da Game	893417057
Conversations With The Devil	893417058
Whoa	893417059
You Keeps Holdin Me Down	893417060
I’m Dreamin’	893417061
Move 2 Da Ground	893417062
No No No	893417063
Deltrice’s 50/50	893417064
All My Life	893417065
You Got It	893417066
Pussy Deep	893417067
Beatin They Ass	893417068
Shady Nate Speaks	893417069
Piles Em In Feat J Stalin	893417070
Bitch Get Off Me Feat Lil Blood	893417071
18	893417141
Pusha Man	893417142
Nervous	893417143
Watchin	893417144
More	893417145
Bad Boy	893417146
Emergency	893417147
1975	893417148
Dead & Alive	893417149
Apple Sauce	893417150
Chicago Fresh	893417151
Put A Rush On Me	893417152
Blow My Wind	893417153
Bonus Track	893417155
Coppers	893417223
Five Star	893417225
Leave Me Alone	893417226
Thats Fly By The Way	893417227
Tits & Ass	893417228
Sit Down	893417229

Title	ASCAP Work ID
Stuck In Me	893417230
A Star Is Born	893417231
Player Shit	893417232
Dude What	893417233
Im Turning Me On	893417234
Stuck In Da Yay	893417235
When The Night Falls	893417236
Smoke And Ride	893417237
It Wont Be Long	893417300
No Hoe Remix Feat Beeda Weeda E40 The Jacka	893417301
Nasty Shit	893417302
Rats And Cats	893417303
From The Streets	893417304
Before The Night Is Over	893417305
I Still	893417306
You Very High	893417307
Pray	893417308
Premiere Night	893417309
She Waves	893417310
The Waves	893417311
Profilin’	893417312
Ride Wit Me	893417313
Black Boy	893417373
Trappin And Some Mo Shit	893417374
The Devil Made Me Do It	893417375
You Look So Good	893417376
Pride	893417377
Little By Little	893417378
Memories	893417379
Cheers	893417380
Elevators	893417381
High & Low	893417382
Fresh Ends On A String	893417383
King Cooper	893417384
1	893417385
L.I.V.E.W.I.R.E.	893417386
The Bay Is Back	893417388
Kidnap	893417446
Bang Slap Stick Squeeze	893417447

Title	ASCAP Work ID
Curve Ball	893417448
The Last First	893417449
Street Love	893417450
Dangerous Times	893417451
Get Off Def Needles Excuse Me	893417452
Disappointments	893417453
You’re Not My Kinda Girl	893417454
Fall Back	893417455
One	893417456
The Wind Down	893417457
Shine Like Me	893417458
That Good Life Feat Chris The 5Th	893417459
King Of The Interstate	893417460
You Aint Even There Though	893417462
Early In The Morning Feat Chippass	893417518
Chew Something	893417520
Couple Real 1Z	893417521
Not At All My Ninja	893417522
Keep Ya Head Up Feat Mitchy Slick	893417523
Someday	893417524
Don’t Think About It	893417525
Jam	893417526
You Doin What	893417527
Closet	893417528
Problem Solver	893417529
Crime Pays	893417530
I Dont Rep The Bay	893417531
First 48	893417532
Real Nigga Recipe Feat Jay Jonah	893417533
What I Do	893417534
Celebrate	893417596
Ugly Bitches	893417597
E A Sports	893417598
Hoe Bitch	893417599
The Sound Of Dj Fresh	893417600
Kool And The Gang	893417601
The Greatest Of All	893417602
Willing 2 Die 4	893417603
Aye	893417604

Title	ASCAP Work ID
Spread Your Wings	893417605
A Fresh Beginning	893417606
Foldgers	893417607
Fuck For Free	893417609
Baby Sitters Pt 2	893417610
Gimme The Loot	893417611
Nut 234	893417671
The Suckaz	893417672
Wet Woozy Wop Em And Wolly	893417673
Doing This Forever	893417674
Freeway	893417675
Fly Rydahlongs	893417676
Wake Me Up	893417677
Next 2 Me	893417678
Lalala	893417679
Wooo	893417680
Misc#8	893417681
One Hell Of A Night	893417682
Climbing To The Top	893417685
Miracle Baby	893417686
Watching You	893417748
Kitchen	893417749
August Official	893417750
2Nd Intro	893417751
Danger Zone	893417752
People	893417753
Say Yes	893417754
Philly	893417755
I Need	893417756
I Can’t Stop	893417757
Tgif	893417758
The Storm	893417759
Tell Me I Don’t Go	893417762
No Bustaz	893417763
For My Son	893417822
Yang	893417823
May Hideout	893417824
Klamar	893417825
Refused	893417826

Title	ASCAP Work ID
Trouser	893417827
Why You Treat Me So Bad	893417828
Led 2 U	893417829
Searching	893417830
The Before After Party	893417831
Crack Rock	893417832
A Swag Named Slick Back	893417833
Cuzblood Remix	893417836
Spazz	893417837
F K U	893417894
Day One Switch	893417895
Five 12	893417896
She Got It	893417897
Sll	893417898
5 O’ Clock	893417899
Get Enough	893417900
Another Minute	893417901
The Lounge	893417902
Rye Less	893417903
Get In The Car	893417904
Is It Good To You Part 2	893417905
My Number	893417906
Slow Down	893417907
F Ck You	893417908
Bottom Of My Bottle	893417909
Intense	893417968
Surrender	893417969
Dmc’s Return	893417970
Don’t Mind	893417971
Shoot Em	893417972
Talk To Her	893417973
The Beginning	893417975
The Middle	893417976
Goodmorning Pain	893417977
The Abyss	893417978
Trunk Full Of Beat	893417980
How I F K Wit It Feat Kills Keise	893417981
Crack Muzik Feat Mistah Fab	893417982
She Aint Got No Time	893418040

Title	ASCAP Work ID
Do Ya Still	893418041
Lubriderm	893418042
Sin Programs	893418043
Lookout	893418044
Stay A While	893418045
About Cha	893418046
I’ve Got Sumthn 2 Say	893418047
The Ending	893418048
Living Inside Of Myself	893418049
Rain Down	893418050
Weve Been Here	893418051
Follow My Dreams Feat Young Moses	893418054
Superstarz	893418055
Put Cha Hands Up	893418115
Touchdown	893418116
At The End Of The Day	893418117
New Nights	893418118
Forever	893418119
I Wanna	893418120
The Way You Move	893418121
Go Bang	893418122
Mmmmmm	893418123
Got This Bitch Jumpin	893418124
Proove It Tonite	893418125
Lazy Prostitute Walk	893418126
Young Man	893418127
Acorn	893418128
Baby Baghdad	893418129
Mobbing Feat Ken Dolo & Msd	893418130
U Already Kno Doe	893418195
Pump Up The Volume	893418196
Thats Funky Right There	893418197
Fly Dreams	893418198
Leave Ya	893418199
The Intro	893418200
Tired Blood	893418201
Pussy	893418202
I Love This Song	893418203
Pornography Music	893418204

Title	ASCAP Work ID
In Me, Not On Me	894284153
Knew I Would	895546573
Wit Da Shit	895781323
More Then Music	895781324
Yang Style	895781325
Fuck U	895781326
Hatin	895781327
Intro The Tonite Show With Chippass	895781328
Transitions	895781329
Aggressive	895781330
Back In The Booth	895781331
Cousin Fik Flow 101	895781332
Gangsta Gangsta	895781333
I Wanna F K	895781334
Intro The Tonite Show With Cousin Fik	895781335
Its Over	895781336
Lets Work	895781337
On Point	895781338
Pow	895781339
Show Em Wassup	895781340
Thank God	895781341
Couldn T Be A Better Player	895781345
Fat Woman	895781346
Intro The Tonite Show With The Jacka	895781347
One Can Make Things Right Interlude	895781348
Outro The Tonite Show With The Jacka	895781349
The Jacka Blues	895781351
Word Of Mouth	895781353
Messy Marv Pride	895781356
Semi Sag	895781359
A Little Bit Of X	895781360
All It Take	895781361
In A Day	895781363
98 Lexus	895781365
Boyz To Men	895781366
Confetti	895781367
Enlightenment	895781368
If You Rock With Me	895781369
Kush	895781371

Title	ASCAP Work ID
Money Talks	895781372
No Faggin	895781373
Put It Together	895781374
Silent Partner	895781375
Squirtin	895781376
Damage	895781377
Cant Stay	895781378
Alergic To Niggaz	895781380
Banga Dance 2010	895781381
Boomerang	895781382
Dead Presidents	895781383
Dopegame	895781384
Dopegame Instrumenta	895781385
Homies	895781386
Im Your Pusher	895781387
If I Fall Down	895781388
Playin Wit Fire	895781389
Rich Nigga Dick	895781390
Shotgun	895781391
Still Thuggin	895781392
This Life	895781393
Corner Sto Pt 2	895781402
Cortez	895781438
Drakko	895781439
Fantastic Four	895781440
Go Get It	895781441
Powder	895781442
Still Smashin	895781443
All Sales	895781444
Cop Heavy	895781445
Face Down Ass Up	895781446
Favorite Rapper	895781447
Maxi Pads	895781448
Messages From The Stars	895781449
Mobb Life	895781450
Oakland	895781451
Slappa Rappa	895781452
Sneakacydal Returns	895781453
Stuck Wit Chu	895781454

Title	ASCAP Work ID
Urban Tactics	895781455
You Can Ask Around	895781456
Gun Ride	895781457
Look At Lil Mama	895781458
Appreciation	895781459
Bread Right	895781460
Gangsta Shit	895781461
Get Rich Or Die Tryin	895781462
Highway To Hell	895781463
Livin My Life	895781464
Mind On Murder	895781465
Money Motivation	895781466
Play The Game	895781467
Ready Or Not	895781468
Runnin Ova Bitches	895781469
Step By Step	895781470
The Tonite Show With Lil’ Rue!	895781471
Turnt Up	895781472
As The Sun Goes Down	895781473
Freebase	895781474
Me And My Beezy	895781475
Rated R	895781476
Sa Prize Niggas	895781478
Shout Outs	895781479
Tone Loc Talks Interlude	895781480
Wop Wop	895781481
Control	895781482
Dj Fresh Presents The Tonite Show With Mistah Fab	895781486
Help Us	895781490
Money	895781491
Passenger Seat	895781494
We On	895781498
New Bmw	895781499
Swack For Bomb	895781500
All This Ballin	895781501
Break Dat Bitch	895781502
Daygo To The Town	895781503
Do What I Can Do	895781504
Feet Match The Paint	895781505

Title	ASCAP Work ID
Grey Poupon	895781506
Hogs San Diego Edition	895781507
Loot Hungry	895781508
Quick To Get Clak	895781509
Smoke Break	895781510
The Crown	895781511
Tickets	895781512
Grown And Sex Me	895781513
Some Mo Shit	895781514
Baby Moma Drama	895781518
City Of The Gangstas	895781521
E S O	895781522
Find These Niggas	895781523
Fly By U	895781524
Fuck A Nigga Main Bitch	895781526
I Heard About Ya	895781531
Im Guilty Bitch	895781532
Make It Home	895781533
Never Been Fucked By A Livewire	895781535
Philthy Mutha Fuck N Rich	895781536
She Choose N	895781539
Snitch Coat	895781540
Something Tells Me	895781541
Spit Real Shit	895781542
Streets Talkin	895781543
This Is My Life	895781545
U Can Keep The Fame	895781546
Untillits No More Left	895781547
We Aint Playn No Games	895781549
Welcome Back	895781550
Bigger Gun	895781552
Culinary School	895781553
Double Dragon	895781554
Holes Of Hell	895781555
Mic Flips	895781556
Real Niggaz	895781557
So Much On Your Body	895781559
The Tonite Show With Raekwon	895781561
Yin And Yang	895781562

Title	ASCAP Work ID
Cake And Ice Cream	895781563
Heemin And Patronin	895781564
Luxury Livin	895781565
Picture Me Rydin Skit	895781566
Pueblo Esco	895781567
The Product	895781568
They Gone Say	895781569
You Maufukkn Right	895781571
Danger	895781573
Fresh 2 Def	895781574
In My Town	895781575
Murderers	895781577
No Hesitation Meditation	895781578
Trippin	895781582
Balla	895781583
Beast Mode	895781584
Brothers Keeper	895781585
Get 2 Da S	895781586
Hood Chick	895781587
How Deep	895781588
Keep Sumn	895781589
On Da Wire	895781590
Raccoons	895781591
Talk Is Cheap	895781592
The Thuggy Show Intro	895781593
Til They Kick Us Out	895781594
Channel 24St	895781595
Criptonite	895781596
Cuzblood	895781597
Hes On Fire	895781598
Imma Rydah	895781599
Nutty Man Murda Man 2K	895781600
Rep Yo Shit	895781602
Santa Claus To The Smokers	895781603
The Tonite Show With T Nutty	895781604
The Truth	895781605
Wake Shit Up	895781606
Whoopty Wop	895781607
Young Criminals	895781608

Title	ASCAP Work ID
Allieverwantedwas	895781609
Allready	895781610
Daddys Home	895781611
Make Em Think	895781613
The Dangers Of Online Dating	895781614
Weight Of The World	895781615
Whatever I Say	895781616
The Town	895781617
We Still Here	895781618
Relax	895781619
The Tonite Show	895781620
Hot Sauce	895781621
The Tonite Show With Freddie Gibbs	895781623
Where They Do Dat At	895781624
Industry Bitch	895781625
Hook Up With A Fy Nigga	895781626
You Know What This Is	895781627
So Serious	895781628
Bars Of Raw	895781629
Colder	895781630
David The Script	895781631
Ear To The Streets	895781632
Free Chris The 5Th	895781633
Good Times	895781634
I Am	895781635
Lady Of My Dreams Part 1	895781636
Life Part 1	895781637
Life Part 2	895781638
Lose It	895781639
Okay Alrite	895781640
On The Map	895781641
Riding	895781643
Shine Like This	895781644
Thats What Im Talkin Bout	895781645
The Tonite Show With Young Gully	895781647
They Don’t Ride For Me	895781648
Weather The Storm	895781650
You Aint Finna Play Me	895781651
The M O B	895781661

Title	ASCAP Work ID
Call Me	895781665
Cbda	895781666
Kale	895781667
Killa	895781668
My Own	895781669
Reap	895781670
Still Jammin	895781671
Work	895781672
100 Rounds	896810568
Afta Hrs	896810570
Black Sabbath	896810575
Choppers	896810578
Connection	896810580
Dick Game	896810583
F K For Free	896810587
Go Like I Go	896810589
How I F K Wit It Feat Kills Keise	896810590
Livewire	896810593
Life	896810594
N S Gon Hate	896810598
Real Nigga Recipe	896810606
That Good Life	896810615
Xo Of Ptb Speaks	896810621
Organic Water Melon Juice	896810639
Bacc To Winning	897368528
All For You	897368529
Monitored Millions	897368530
Real One	897368531
You Don T Have To Hide	897368532
From The Start	897406777
First Or Last	897406790
Bottle Poppers	897406795
Another Level	897722554
Check’n In	897722556
Make The Plays	897722559
Tune Up	897722562
Jumpin’	897722564
Not A Rap Song	897722565
Mob Picture	897722566

Title	ASCAP Work ID
The Love	897722567
I Need You	897722569
Let It Burn	897723274
Make The Song Cry 4	897782891
Im Ya Favorite	897782893
Mojo	897782894
Out Of Bounds A Hood Love	897782895
Cutt	897782896
Hella Guap	897782897
Twist One	897782898
Love	897782899
What S This	897782900
Strive For The Ones	897782901
We Supply You	897782902
Lightwork	897792808
Fnb	898240100
Stfu	898240110
Ask Around	898240111
Bubble Up	898240113
Nae Nae	898240114
Ride On It	898240116
South Vallejo	898240227
Tap Yo Pussy	898240406
Mitchy Tales Bonus Track	898240579
My Niggas Bonus Track	898240580
Shaheed Akbar	898287035
Somuthafuckinloud	898287223
Don’t Worry Be Hyphy	898291839
Cod	904437690
Big Score	904637629
Do Ya Like	904645682
Living The Dream	904657034
Good Enough	904914496
Creep	905041025
Iceberg	905479692
On The Go	905544981
Left Me In The Mud	905704012
Locally Grown	905883819
Thees Handz	906061520

Title	ASCAP Work ID
All Day	906061522
Pound In The Sky	906436941
Big Yacht Music Part 1	906436946
100	906436977
Easy Hard	906437471
Gambling Shack	906437733
Give Me Some Mo	906437772
The Vijay Miarage	907452170
All Inclusive	907452276
The Anywhere	907452277
Up Or Down	907744892
Vfv	908073638
Hyphy Story	908392469
One Of Them Dudes	908392470
Bammer Bitch	908392472
Cant Kill Hyphy	908392473
Still Aint Got No Money	908392475
Dont Trust No	908392476
Im So Lit	908392477
First Fridays	908392478
84 Biarritz	908392479
Hood Rat Things	908392480
Kicked Out Again	908392481
I Bet You Wont	908392482
Iphones And Backwoods	908392483
She Asked Me	908392485
Ride It Like A Stolo	908392486
Still Feeling It	908392487
Still Slappin	908392488
Andre Hicks	908392490
Pussy Nigga	908392492
Takin No Shit	908392494
Bitches And Bands	908392495
Billion Dollar Boys Club	908392496
Trappin Addict	908392498
Living Lavish	908392504
Bubble Gum Candy Fruit	908392505
Cops And Robbers	908392508
What You Want From Me	908392510

Title	ASCAP Work ID
We Are	908392513
Devoted	908392514
Own Pace	908392515
Medicine Man	908392516
Outta This World	908392517
Indigo 100	908392518
You Suck	908392520
Aint Gone Lie	908392521
There Is No Straw	908392522
Must Be A Mix Up	908392523
In And Out Burger	908392526
Madonna Inn	908392527
Bread Delivery	908392528
Last Exit	908392530
One Night In Maui	908392531
Main Cabin	908392532
Paia Fish Market	908392533
Obama Fish Sandwich	908392534
Nude Beach	908392535
Blue Mai Tai	908392536
Mahalo	908392537
Goodbye Maui	908392538
Purple Iphone	908392539
Playball	908392540
Home Screen	908392541
Lemonade Is A Popular Drink	908392542
Queen Sugar	908392543
A Vibe Called Fresh	908392544
Hey Mr Dj	908392545
Pots And Pans	908392546
Taking You Home	908392547
Dont Get Screenshot By The Bish	908392548
Tequila Hangover	908392549
New Ideas	908392550
East 89	908392551
Seranade	908392552
Wavy Seas	908392553
Key Cash	908392554
Kiwi Momma	908392555

Title	ASCAP Work ID
Wey Wey 97	908392556
Log Off One Time	908392557
The One For Me	908392558
Crimes	908392559
Chevys	908392560
Fresha Rhymes	908392561
Corona Extra	908392562
The Wet Drip	908392563
Back To My Juno	908392564
Hate Loving	908392565
France Weather	908392566
Weather Selection	908392567
Hey You Have No Idea	908392568
The Barack	908392569
F T S	908392570
Lets Go	908392571
Move To The Ground Pt 3	908392572
If It Aint Mutual Keep It Neutral	908392573
Screwed	908392574
Dx7	908392575
Anything	908392576
Easy Pleaser	908392577
Everyone Knows How To Party	908392578
Whats Your Story	908392579
A Bit Interesting	908392580
Dont Disturb	908392581
Wakanda Go Down Come Up	908392583
Only For One Night	908392584
The 2Nd Juno Sessions	908392585
The Flight Smoother Pt 2	908392586
Yearning	908392587
Waves After 7	908392588
The Ogz And Gangstaz	908392589
Cell Phones	908392591
Cabernet Tales	908392592
Intro	908392595
Crack Rock Park	908392596
A Swag Named Slickback	908392597
Yay	908392599

Title	ASCAP Work ID
New Heights	908392600
Rideout Remix	908392601
Deposit Slips	908392603
Im Turnin Me On	908392604
Knowledge And Wisdom	908393211
Presidential Smoke	908393212
Basic Instinct	908444897
Still Yh Iii	909059294
Bizzness Hype	909394971
Mona Lisa	909394972
Super Sport	909394973
War Zone	909395564
Like To Do That	909395565
Shooters	909395566
All About My Doe	909395567
Livin It Up	909395568
Hustler Music	909395569
The Same Thing	909395595
The Awful Dodger	909395596
Get That Guac	909395597
Know How To Get That Money	909395598
Outro	909395599
Mobsta Life	909395600
Get Out Town	909395601
Strapped Out	909395602
Shop Around	909395603
Front Of My Jects	909395604
All My Children	909412023
All Night Long	909527951
Time For The Go Up	909527952
Feelin It	909527953
No Frontin	909527954
I Don T Really Sleep	909527955
Do Yo Dance	909527956
Go Cool Crazy	909527957
King Of New York	909527960
Ray Charles	909527961
Trance	909527962
Pioneer Commercial	909527963

Title	ASCAP Work ID
Brand New Bish	909527964
When The Drugs Gone	909527965
New Laser Disc Model	909527967
Fire Stories	909527968
Japan Dealer	909527969
Mobbin In Tokyo	909527970
Expensive Machine Guns	909527971
Pioneer Deals	909527972
Piano Skit	909527973
Purple Benz	909527974
The Beginning Of The End	909527975
Flashing	909527976
Step Beside Let Me Do My Thing	909527977
Groovy Af	909527978
Allergic To The Paper Pt 2	909829953
Bad Onna Bish	909829954
Cannabis Club Pt 3	909829957
Dead Presidents Pt 2	909829958
Do Nothing While Doing	909829959
Executive Office	909829960
I Run Shit	909829961
If I Ever Take You Home	909829962
In My Zone	909829963
Know Your Worth	909829964
Moonroof Thoughts	909829965
Pay Me Like A Hooker	909829966
So Marvelous With This	909829967
Stand Tall	909829968
The New Niggas This Year	909829969
Wave Sprinkles	909829970
Alright	909990815
Neighborhood Superstar	910046211
Chess Not Checkers	910071431
Meet Me At The Finish Line	910085456
Late Night	910089998
Whats The Latest	910093229
Came Around	910094614
Organic Work	910169941
Risk It All	910935671

Title	ASCAP Work ID
Real Ones	910936021
Diana Doom	910936157
Heady Murphy	910944132
Unbothered	910944133
Goats	910944142
St Ides	910944261
Imma Vegan	910944291
The D O C	910944377
Regulator	910944441
Murs In Retrograde	910945193
We Gone Keep It Goin	911403893
Coogi Clique	911403915
Niggas From California	911404015
Spank Tonight	911404064
Draft Pick	911404134
Tell Me How You Feel	911404610
You Thought U Had Me	911860829
Which Ocean	911861609
Niagara Falls	911861684
Santana California Red	911861773
Bentley	911861955
Understanding	911861981
We Cool For Now	911862012
Hearts Of Hustlas	911862170
The Track	911862213
Lu Tetris	911862279
Gangsta Bishs Love Me	911862322
How We Slide	911862362
Oakland Drill Style	911862364
You Love Me	911862433
Sauce Mode	911862440
Stay G About It	911862458
Olivia	911862492
Show Over	911864611
The Eastbay	911864721
The Aleelah	911864813
The Soul	911865128
Serious	911865226
The Last Joint	912190362

Title	ASCAP Work ID
Tacos And Burritos	912190472
Grand Closing	912190675
We Keep It Movin	912190784
Sexy Red Dress	912190787
Cruise Vibes	912190789
Fonk Movers	912190901
Gotta Love California	912191012
Rehearsal	912191018
0.25	Not Available
All About The Dough	Not Available
All My Children	Not Available
Back To Mac Feat Era & Mud	Not Available
Bounce Out Slide	Not Available
Buma Youtube 2019	Not Available
Callback	Not Available
Cruising 70 Mph At 1Am	Not Available
Flippin Up	Not Available
G.O.A.T. Flow (Feat. Themxxnlight)	Not Available
Get Loose	Not Available
Get Some Money	Not Available
Gimme Some Mo	Not Available
Goat Flow	Not Available
Hip Hop Chicks	Not Available
Im Laced	Not Available
Im Serious	Not Available
In Me Not On Me	Not Available
Interlude The Tonite Show With Freddie Gibbs	Not Available
Jumpin	Not Available
Lawyers	Not Available
Liftoff	Not Available
Lil Sunshine	Not Available
Money Blower	Not Available
Neighborhood Superstar	Not Available
New Me	Not Available
Nightmare On 10th Street Returns	Not Available
Organic Watermelon Juice	Not Available
Puta	Not Available
Remember The Time	Not Available
Risk It All (Feat. Company Man)	Not Available

Title	ASCAP Work ID
Slide And Slips	Not Available
St. Ides	Not Available
Streetz Changed Slowed 2 Death	Not Available
Sushi (Feat. Mr. Town)	Not Available
The Corona Virus	Not Available
The Mob Tryna Eat	Not Available
Tonite Show With Young Gully	Not Available
Xl Fresh New Money	Not Available
You Don’t Have To Hide	Not Available